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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 2-87944, 33-24155, 33-56698) of Parker Drilling Company of our report dated July 12, 2001 relating to the financial statements of Parker Drilling Company Stock Bonus Plan, which appears in this Form 11-K.


/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

Tulsa, Oklahoma
July 16, 2001